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                                                                    EXHIBIT 23.1

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement Nos. 33-84468, 33-84470 and 333-02024 of Detroit Diesel Corporation and subsidiaries on Form S-8 of our report dated February 3, 1997, appearing in this Annual Report on Form 10-K of Detroit Diesel Corporation for the year ended
December 31, 1996.



/s/ Deloitte & Touche LLP
March 24, 1997

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